Exhibit 99.1

Cycurion Launches Strategic Cybersecurity Webinar Series to Fortify Public Sector Defenses

MCLEAN, Va., Oct. 30, 2025 (GLOBE NEWSWIRE) — Cycurion, Inc. (“Cycurion” or the “Company”) (NASDAQ: CYCU), a publicly traded leader in technology and staffing solutions for the public sector, today announces a comprehensive cybersecurity education initiative with the National Association of County and City Health Officials (NACCHO) designed to empower healthcare organizations with critical threat intelligence and defensive strategies. The three-part webinar series, featuring industry expert Eric Singleton, Vice President of Operations, positions Cycurion at the forefront of proactive cybersecurity awareness and positions public sector leaders to combat evolving digital threats.

This educational series will deliver timely, actionable insights across emerging threat landscapes, with a specialized focus on healthcare cybersecurity and cross-sector resilience. Each session is designed to equip decision-makers, IT professionals, and security teams with practical frameworks to strengthen their cyber posture in an increasingly hostile threat environment.

Webinar Series Overview:

Session 1: Trust No Link: The New Rules of Cyber Survival

This foundational industry awareness session will be open to NACCHO’s entire membership base of more than 3,000 county and city health officials, IT directors, and public health administrators nationwide. As bad actors increasingly weaponize artificial intelligence to automate their attacks, Mr. Singleton will address the escalating sophistication of phishing attacks, social engineering tactics, and malicious link exploitation that have become the primary attack vector for ransomware and data breaches across the public health sector. The session moves beyond basic awareness to deliver zero-trust principles for digital communications, rapid threat identification techniques, and decision frameworks for responding to suspicious communications in real-time. Participants will leave with immediately deployable protocols for email security, link verification, and staff training strategies that reduce organizational risk without requiring significant technology investments.

Session 2: Strengthening Cybersecurity Defenses at Health Departments Ahead of the Holiday Season

This technical panel discussion will engage NACCHO’s Local Health IT (LHIT) Community of Practice comprised of specialized healthcare IT professionals who manage the technology infrastructure for local health departments. As healthcare systems face heightened vulnerability during holiday periods when staffing levels fluctuate and threat actors exploit reduced monitoring capacity, this 60-minute deep-dive will provide actionable defense strategies tailored to the resource constraints and regulatory requirements unique to public health organizations. Mr. Singleton will lead technical discussions on incident response planning, vulnerability management during skeleton-crew periods, backup and recovery protocols, and threat intelligence specific to the healthcare sector’s predictable surge in cyberattacks during the holiday season.

Session 3: Industry Awareness for the Public Health Sector

The third session will return to the broader industry awareness format, again opening to NACCHO’s full membership of more than 3,000 public health professionals. While the specific topic will be determined based on emerging threat intelligence and feedback from the first two sessions, this presentation will address a critical cybersecurity challenge facing the public health ecosystem. Mr. Singleton will provide forward-looking guidance on threats, technologies, or policy developments that public health leaders need to understand and prepare for in the coming months. This session represents Cycurion’s commitment to sustained engagement with the public health community, ensuring that county and city health officials remain informed about the rapidly evolving cybersecurity landscape that impacts their ability to serve communities effectively.

Throughout the series, participants will gain insights into Cycurion’s Cyber Shield and ARx solutions, purpose-built platforms designed to address the unique cybersecurity challenges facing public sector organizations. These tools provide comprehensive threat detection, automated response capabilities, and continuous monitoring tailored to the resource constraints and compliance requirements of government agencies and healthcare providers.

“Cybersecurity is no longer a technical function; it’s a leadership imperative,” said Ed Burns, President of State and Local Government at Cycurion. “These webinars reflect our commitment to not just respond to threats, but to anticipate them. We’re arming public sector leaders with the intelligence and tools they need to stay ahead of adversaries who are constantly evolving their tactics.”

“This is about building resilience from the ground up,” Burns continued. “Every public agency, every health department, every critical service provider needs to operate with the assumption that they are a target. Our role is to ensure they have the knowledge, tools, and partnerships to defend successfully.”

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future.

More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

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